Exhibit 10.1

THIRD AMENDMENT

THIS THIRD AMENDMENT (this “Amendment”) dated as of February 24, 2006 to the Credit Agreement referenced below is by and among FTI Consulting, Inc., a Maryland corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and Bank of America, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, $225 million in credit facilities (subsequently reduced to $100 million) have been established in favor of the Borrower pursuant to the Amended and Restated Credit Agreement (as amended, modified and supplemented from time to time, the “Credit Agreement”) dated as of November 28, 2003 among the Borrower, the Guarantors, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendments. In Section 1.01 of the Credit Agreement, the definition of “Consolidated Fixed Charges” is amended to read as follows:

“Consolidated Fixed Charges” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to the sum of (i) the cash portion of Consolidated Interest Charges for such period plus (ii) Consolidated Scheduled Funded Debt Payments for such period plus (iii) Restricted Payments for such period (other than repurchases of the Capital Stock of the Borrower in an aggregate amount of up to (x) $125.9 million in the fiscal quarters ending September 30, 2005 and December 31, 2005 and (y) $50 million in the fiscal year ending December 31, 2006 and each fiscal year ending thereafter) plus (iv) earn-out payments for such period, all as determined in accordance with GAAP.

3. Representations and Warranties. Each Loan Party represents and warrants that, after giving effect to this Amendment, each representation and warranty set forth in the Loan Documents is true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier period).

4. Reaffirmation of Guaranty. Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge it’s obligations under the Loan Documents.

5. Reaffirmation of Security Interests. Each Loan Party (i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

6. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Loan Parties and the Required Lenders.

7. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents (including schedules and exhibits thereto) shall remain in full force and effect.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

9. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	FTI CONSULTING, INC., a Maryland corporation

	By:	/s/ Theodore I. Pincus
	Name:	Theodore I. Pincus
	Title:	Chief Financial Officer and Executive Vice President

GUARANTORS:

FTI, LLC, a Maryland limited liability company

FTI REPOSITORY SERVICES, LLC, a Maryland limited liability company

LEXECON, LLC, a Maryland limited liability company

TECHNOLOGY & FINANCIAL CONSULTING, INC., a Texas corporation

TEKLICON, INC., a California corporation

FTI CAMBIO LLC, a Maryland limited liability company

FTI COMPASS, LLC, a Maryland limited liability company

FTI INVESTIGATIONS, LLC, a Maryland limited liability company

FTI IP, LLC, a Maryland limited liability company

	By:	/s/ Theodore I. Pincus
	Name:	Theodore I. Pincus
	Title:	Treasurer of each of the Guarantors

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Anne M. Zeschke
	Name:	Anne M. Zeschke
	Title:	Assistant Vice President

[SIGNATURE PAGES CONTINUE]

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Michael J. Landini
	Name:	Michael J. Landini
	Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ Jiong Liu
	Name:	Jiong Liu
	Title:	Vice President

SUNTRUST BANK

By:
Name:
Title:

COMERICA BANK

	By:	/s/ Erica M. Krzeminski
	Name:	Erica M. Krzeminski
	Title:	Account Officer

SOVEREIGN BANK

	By:	/s/ Steven Fohringer
	Name:	Steven Fohringer
	Title:	Vice President

NATIONAL CITY BANK

	By:	/s/ Heather McIntyre
	Name:	Heather McIntyre
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Eric Cosgrove
	Name:	Eric Cosgrove
	Title:	Assistant Vice President